E*TRADE Technology Index Fund
                       SUPPLEMENT DATED October 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

The GSTI Composite Index, a technology sector unmanaged index created by Goldman Sachs, includes stocks of U.S.-based technology companies meeting the following criteria:

   o Appropriate Standard Industrial Classification (SIC) code or Russell industry code for one of the technology sectors

   o  Market capitalization greater than $600 million

   o  Float greater than 20 percent of shares outstanding

   o  Share turnover, a measure of liquidity, of at least 30 percent annually

   o  Traded on the New York Stock Exchange, the American Stock Exchange, or
      Nasdaq

The Fund's ability to match its investment performance to the investment performance of the GSTI Composite Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the GSTI Composite Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the GSTI Composite Index.